SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                           June 5, 2000 (May 31, 2000)

                                 LCS GOLF, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                      0-30420           11-3200338
      (State or other jurisdiction of       (Commission       (I.R.S. Employer
      incorporation or organization)        File Number)     Identification No.)

      809 North Dixie Highway, Suite 200
      West Palm Beach, Florida                              33401
      (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code:(561) 835-8484

                                 LCS GOLF, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JUNE 5, 2000

                                ITEMS IN FORM 8-K

                                                                        Page
Facing page

Item 4.     Changes in Registrant's Certifying Accountant                 3

Item 7.     Financial Statements and Exhibits                             3

Signatures

Exhibit Index

Item 4. Changes in Registrant's Certifying Accountant.

      On May 31, 2000, the Company dismissed its independent auditors, Cornick, Garber & Sandler, LLP ("Cornick") and engaged the firm of Richard A. Eisner & Company LLP ("Eisner") to serve as its new independent auditors. The reason for such dismissal was not due to any disagreement with Cornick, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Rather, it was because the audit partner most familiar with the Company recently left Cornick and joined Eisner.

      None of Cornick's reports on the Company's financial statements have ever contained an adverse opinion or disclaimer of opinion, or were modified as to audit scope or accounting principles. However, Cornick's audit report on the Company's financial statements as at February 28, 1999 and for the year then ended was modified as to a going concern uncertainty.

      The Company's Board of Directors approved the dismissal of Cornick and the appointment of Eisner by unanimous written consent as of May 31, 2000.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

Exhibit
Number      Description

16.1*       Letter of Cornick, Garber & Sandler, LLP.

-----------------------------
*     Filed herewith.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2000                          LCS GOLF, INC.


                                             By: /s/ Alex Bruni
                                                 -------------------------------
                                                 Alex Bruni
                                                 Chief Operating Officer

                                  Exhibit Index

Exhibit
Number      Description

16.1*       Letter of Cornick, Garber & Sandler, LLP.

-----------------------------
*     Filed herewith.

                                  June 5, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

            Re:   LCS Golf, Inc.

Gentlemen:

      This letter shall confirm that the undersigned agrees with the statements made by LCS Golf, Inc. in its Current Report on Form 8-K filed with the Commission as of the date hereof, which Current Report announced the dismissal of the undersigned as its principal independent accountant.

                                                Very truly yours,


                                                Cornick, Garber & Sandler, LLP